UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 6, 2012
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 6, 2012, Tesoro Logistics Operations LLC (“TLO”) and Tesoro Logistics Northwest Pipeline LLC (“Tesoro Northwest”), subsidiaries of Tesoro Logistics LP (“TLLP”), each entered into an asset sale and purchase agreement with a subsidiary of Chevron Corporation. TLO entered into an asset sale and purchase agreement with Northwest Terminalling Company for the purchase of certain products terminal rights, properties, facilities and equipment located at Pocatello and Boise, Idaho and Pasco, Washington (the “Terminal Purchase Agreement”) and Tesoro Northwest entered into an asset sale and purchase agreement with Chevron Pipe Line Company for the purchase of Chevron's Northwest Products Pipeline System, as defined, including certain petroleum products pipeline rights, properties, facilities and equipment located in certain areas between Salt Lake City, Utah and Spokane, Washington (the “Pipeline Purchase Agreement”).

The purchase price for assets purchased under the Terminal Purchase Agreement is $85 million and the purchase price for assets purchased under the Pipeline Purchase Agreement is $315 million, for an aggregate purchase price of $400 million. The transactions, which will require approval from the Federal Trade Commission, are expected to close in the first quarter of 2013, subject to the satisfaction of certain customary closing conditions. The closing of the transactions under the Terminal Purchase Agreement and the Pipeline Purchase Agreement are conditioned upon each other. Upon signing the Terminal Purchase Agreement and the Pipeline Purchase Agreement, TLO and Tesoro Northwest paid an aggregate deposit of $40 million (the “Deposit”), which Deposit may be retained by the sellers upon certain termination events under either the Terminal Purchase Agreement or Pipeline Purchase Agreement prior to the closing.

The foregoing description is summary in nature and is qualified in its entirety by reference to the Terminal Purchase Agreement and the Pipeline Purchase Agreement, copies of which are attached hereto as Exhibits 2.1 and 2.2, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 11, 2012, TLLP issued a press release announcing the entry into the Terminal Purchase Agreement and the Pipeline Purchase Agreement. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A slide presentation including additional information about the transaction and the acquired assets is available on TLLP's website at www.tesorologistics.com. The slide presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by TLLP under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1
Asset Sale and Purchase Agreement by and between Tesoro Logistics Operations LLC and Northwest Terminalling Company dated as of December 6, 2012. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to the Asset Sale and Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets to be acquired and the representations and warranties made by the parties to the agreement. The exhibits contain the forms of various agreements, certificates and other documents to be executed and delivered by the parties upon the closing of the transaction. TLLP agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request.

2.2
Asset Sale and Purchase Agreement by and between Tesoro Logistics Northwest Pipeline LLC and Chevron Pipe Line Company dated as of December 6, 2012. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to the Asset Sale and Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets to be acquired and the representations and warranties made by the parties to the agreement. The exhibits contain the forms of various agreements, certificates and other documents to be executed and delivered by the parties upon the closing of the transaction. TLLP agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request.

99.1	Press release announcing the Terminal Purchase Agreement and Pipeline Purchase Agreement issued on December 11, 2012.

99.2	Slide presentation dated December 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 11, 2012

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
2.1
Asset Sale and Purchase Agreement by and between Tesoro Logistics Operations LLC and Northwest Terminalling Company dated as of December 6, 2012. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to the Asset Sale and Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets to be acquired and the representations and warranties made by the parties to the agreement. The exhibits contain the forms of various agreements, certificates and other documents to be executed and delivered by the parties upon the closing of the transaction. TLLP agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request.

2.2
Asset Sale and Purchase Agreement by and between Tesoro Logistics Northwest Pipeline LLC and Chevron Pipe Line Company dated as of December 6, 2012. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to the Asset Sale and Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets to be acquired and the representations and warranties made by the parties to the agreement. The exhibits contain the forms of various agreements, certificates and other documents to be executed and delivered by the parties upon the closing of the transaction. TLLP agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request.

99.1	Press release announcing the Terminal Purchase Agreement and Pipeline Purchase Agreement issued on December 11, 2012.

99.2	Slide presentation dated December 11, 2012.

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